Fees Summary	Dec. 20, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,436,142.52
Total Transaction Valuation	9,380,421,405.64
Total Offset Amount	0
Net Fee	$ 1,436,142.52